ELEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into February 8, 2016 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“NTW”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of New York, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, AMK WELDING, INC., (“AMK”) a corporation organized under the laws of the State of Delaware, and THE STERLING ENGINEERING CORPORATION (“STERLING”  and collectively with Air, WM, NTW, WP, MS, EUR-PAC, ECC and AMK, the “Borrower”), a corporation organized under the laws of the State of Connecticut, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC (“REALTY”, and collectively with Air Group and  with the Borrower, the “Obligor”), a limited liability company  organized under the laws of the State of Connecticut, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)      The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, andare replaced to read as follows:

“Maximum Loan Amount” shall mean $47,520,856.20 including the Overadvance Facility less repayments of the Term Loan.

“Maximum Revolving Advance Amount” shall mean $37,500,000.00 including the Overadvance Facility.

“Revolving Interest Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus three-quarters of one percent (0.75%) with respect to Domestic Rate Loans; and (b) the sum of LIBOR Rate plus two and one-half percent (2.50%) with respect to LIBOR Rate Loans.  With respect to the Overadvance Facility, the Term “Revolving Interest Rate” shall mean an interest rate per annual equal to (c) the sum of the Alternate Base Rate plus one and one-half percent (1.50%) with respect to Domestic Rate Loans; and (d) the sum of LIBOR Rate plus three and three-quarters percent (3.75%) with respect to LIBOR Rate Loans.

(b)      The following definition is hereby added to Section 1.2 of the Loan Agreement to readas follows:

“Overadvance Facility” shall mean: (a) the sum of $4,500,000 for the period commencing on February 8, 2016 and ending February 14, 2016; (b) the sum of $2,500,000 for the period commencing February 15, 2016 and ending February 21, 2016; and (c) the sum of $2,000,000 for the period commencing February 22, 2016 and ending March 1, 2016.

3)
GUARANTOR’S RATIFICATION.  (A) Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, and (B) Air Realty Group, LLC, a Connecticut limited liability company hereby reaffirms its continuing obligations under the terms of that certain Continuing Unlimited Guaranty dated March 9, 2015 (collectively, the “Guaranty”), and acknowledge that (i) they have read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) they make such reaffirmation with full knowledge of the terms thereof.

4)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)     the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)      to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)      all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)      Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)      this Agreement is a modification of an existing obligation and is not a novation.

5)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)      provide the Agent with this Agreement and the Sixth Amended and Restated Revolving Credit Note each properly executed;

(B)      provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(C)      provide the Agent with all information and documentation required by the Agent;

(D)      pay to the Agent an Amendment Fee in the amount of $75,000.00;

(E)      pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(F)      pay all other fees and costs incurred by the Lenders in entering into this Agreement.

6)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

7)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:	AIR INDUSTRIES MACHINING, CORP.

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

ATTEST:	WELDING METALLURGY, INC. (as
successor by merger with WMS Merger Corp.)

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AIR INDUSTRIES GROUP

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	MILLER STUART INC.

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	WOODBINE PRODUCTS, INC.

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

ATTEST:	EUR-PAC CORPORATION

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	ELECTRONIC CONNECTION CORPORATION

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AMK WELDING, INC.

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	THE STERLING ENGINEERING CORPORATION

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AIR REALTY GROUP, LLC

By: /s/ Kristie Petersen	By: /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Patrick McConnell
Name: PATRICK McCONNELL
Title: Senior Vice President